UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2018

QUINSTREET, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34628	77-0512121
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

950 Tower Lane, 6th Floor

Foster City, CA 94404

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 578-7700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

On October 5, 2018, QuinStreet, Inc. (“the Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Initial 8-K”) announcing the Company’s acquisition of all of the issued and outstanding capital stock of AmOne Corp. This Form 8-K/A amends the Initial 8-K to include the historical audited and unaudited financial statements of AmOne Corp. and the pro forma combined financial statements required by Items 9.01(a) and 9.01(b) of Form 8-K that were excluded from the Initial 8-K in reliance on the instructions to such items.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited financial statements of AmOne Corp. for the fiscal year ended December 31, 2017 are attached as Exhibit 99.1 to this Form 8-K/A and incorporated herein by reference.

The unaudited financial statements of AmOne Corp. for the nine months ended September 30, 2018 and 2017 are attached as Exhibit 99.2 to this Form 8-K/A and incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma financial information of the Company and AmOne Corp. as of June 30, 2018 and for the fiscal year ended June 30, 2018 and for the three months ended September 30, 2018 is attached as Exhibit 99.3 to this Form 8-K/A and incorporated herein by reference.

(d) Exhibits

Exhibit Number	Description

23.1	Consent of BDO, Independent Auditors of AmOne Corp.
99.1	Audited Financial Statements of AmOne Corp. for the fiscal year ended December 31, 2017

99.2	Unaudited Financial Statements of AmOne Corp. for the nine months ended September 30, 2018 and 2017

99.3	Unaudited Pro Forma Combined Financial Statements and Notes to the Unaudited Pro Forma Combined Financial Statements

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUINSTREET, INC.

Dated: December 17, 2018	By:	/s/ Gregory Wong
Gregory Wong
Chief Financial Officer and Senior Vice President